UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

WEBSTAR TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-56268	37-1780261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Peachtree St. NE, Suite 200, Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

404-994-7819

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Table of Contents

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS	3
CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT	4

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto, and other documents which we may file from time to time with the SEC.

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Item 4.01 Changes in Registrants Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

The previously engaged independent registered public accounting firm (the “Former Auditor”) for the Company did not complete its audit procedures for the fiscal year ended December 31, 2025 and did not issue an audit report or opinion on the Company’s financial statements for such period.

The Company and the Former Auditor mutually agreed to discontinue the audit engagement prior to the issuance of an audit report.

During the period of engagement, there were discussions and differences in interpretation regarding the application of certain accounting principles, financial statement presentation, and audit procedures, including matters related to the classification, timing, and supporting documentation of certain obligations. These matters were not resolved to the satisfaction of the Former Auditor prior to the discontinuation of the engagement.

The Company has provided all requested documentation and continues to cooperate fully with audit requirements.

The Company has provided the Former Auditor with a copy of the disclosures contained in this Form 8-K and has requested that the Former Auditor furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein.

(b) New Independent Registered Public Accounting Firm

During the first quarter of 2026, the Company engaged Victor Mokuolu, CPA PLLC as its new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2025.

As outlined in the audit engagement letter, the new auditor will conduct its audit in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and is expected to issue an audit report upon completion of its procedures.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of engagement, neither the Company nor anyone acting on its behalf consulted with the newly engaged auditor regarding:

●	The application of accounting principles to a specific completed or contemplated transaction, or
●	The type of audit opinion that might be rendered on the Company’s financial statements

The Company intends to file an amendment to its Annual Report on Form 10-K (Form 10-K/A) upon completion of the audit by its newly engaged independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Webstar Technology Group, Inc.

Dated: April 16, 2026	By:	/s/ Ricardo Haynes
	Name:	Ricardo Haynes
	Title:	Chief Executive Officer

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